Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Feb. 28, 2019
Equity [Abstract]
Accumulated Other Comprehensive Income (Loss)
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
The components of accumulated other comprehensive loss are as follows:

	As at
	February 28, 2019	February 28, 2018	February 28, 2017
Accumulated net unrealized gains (losses) on available-for-sale investments	$2	$(7)	$(4)
Accumulated net unrealized losses on derivative instruments designated as cash flow hedges, net of tax	—	(1)	—
Foreign currency cumulative translation adjustment	(7)	(1)	(13)
Change in fair value from instruments-specific credit risk on Debentures	(14)	—	—
Actuarial losses associated with other post-employment benefit obligations	(1)	(1)	—
Accumulated other comprehensive loss	$(20)	$(10)	$(17)

As a result of the adoption of ASU 2016-01, the Company reclassified $8 million in unrecognized losses on equity securities that had previously been recorded to other comprehensive income (loss), through a cumulative addition to deficit in the consolidated balance sheet as of March 1, 2018. The Company recognized approximately $14 million on the change in fair value from instrument-specific credit risk that had previously been recorded to deficit through a cumulative increase to accumulated other comprehensive loss in the consolidated balance sheet as of March 1, 2018.
During the year ended February 28, 2019, $3 million in gains (pre-tax and post-tax) associated with cash flow hedges were reclassified from AOCI into selling, marketing and administration expenses. For details concerning the impact of the adoption of ASU 2016-01 on AOCI, see Note 2.